LOSS PER SHARE	9 Months Ended
Sep. 30, 2024
Earnings Per Share [Abstract]
LOSS PER SHARE

NOTE 8 – LOSS PER SHARE

Basic loss per share is computed by dividing the net loss attributable to ordinary shareholders of the Company by the weighted average number of ordinary shares as described below.

In computing the Company’s diluted loss per share, the numerator used in the basic loss per share computation is adjusted for the dilutive effect, if any, of the Company’s potential shares of common stock. The denominator for diluted loss per share is a computation of the weighted-average number of ordinary shares and the potential dilutive ordinary shares outstanding during the period.